UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 29, 2007
(Date of earliest event reported)


                   Wells Fargo Alternative Loan 2007-PA5 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)


          New York                   333-143757-01               Applied For
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(State or other jurisdiction       (Commission File No.         (IRS Employer
      of incorporation              of issuing entity)        Identification No.
     of issuing entity)                                       of issuing entity)


5325 Spectrum Drive, Frederick, Maryland                            21703
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 Address of principal executive offices                           (Zip Code)


Depositor's telephone number, including area code         (240) 586-5999
                                                 -------------------------------


                  7430 New Technology Way, Frederick, Maryland
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated October 29, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Alternative Loan 2007-PA5 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA5 (the "Certificates"), issued on October 29, 2007, including (i) the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-R, Class II-A-1, Class II-A-2 and Class A-PO Certificates (the "Underwritten Certificates"), having an aggregate initial principal balance of $692,725,869.00, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $24,727,000.00 and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (collectively with the Public Class B Certificates, the "Class B Certificates"), having an aggregate initial principal balance of $9,818,802.00.

            The Underwritten Certificates were sold to Citigroup Global Markets Inc. ("Citigroup") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated September 26, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Citigroup. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated October 29, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The Class B Certificates were transferred to Wells Fargo Bank, N.A. as partial consideration for the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement.

            Certain of the mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of October 29, 2007 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Wells Fargo Servicing Agreement is attached as Exhibit 10.1. No single other servicer will service 10% or more of the mortgage loans.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated September 26, 2007, among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc.

      (4.1) Pooling and Servicing Agreement, dated as of October 29, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

     (10.1) Wells Fargo Servicing Agreement, dated as of October 29, 2007, between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer.

     (10.2) Mortgage Loan Purchase Agreement, dated as of October 29, 2007, between the Company and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

October 29, 2007

                                       /s/ Bradley A. Davis
                                       -----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

   (1.1)               Underwriting Agreement, dated February           E
                       15, 2006 and terms agreement, dated
                       September 26, 2007, among the Company,
                       Wells Fargo Bank, N.A. and Citigroup
                       Global Markets Inc.

   (4.1)               Pooling and Servicing Agreement, dated           E
                       as of October 29, 2007, among Wells
                       Fargo Asset Securities Corporation,
                       Wells Fargo Bank, N.A. and HSBC Bank
                       USA, National Association, as trustee.

  (10.1)               Wells Fargo Servicing Agreement, dated           E
                       as of October 29, 2007, between Wells
                       Fargo Bank, N.A., as servicer, and
                       Wells Fargo Bank, N.A., as master
                       servicer.

  (10.2)               Mortgage Loan Purchase Agreement,                E
                       dated as of October 29, 2007, between
                       the Company and Wells Fargo Bank, N.A.